EARNINGS PER SHARE (Tables)	6 Months Ended
Jun. 30, 2019
EARNINGS PER SHARE [Abstract]
Basic and Diluted Earnings per Share
Diluted EPS is computed by dividing net income by the weighted average number of common shares and the impact of potentially dilutive common stock equivalents were excluded as their effects would be anti-dilutive.

	Six months ended June 30,
All figures in USD ‘000 except share and per share amounts	2019	2018
Numerator
Net (Loss)/Income	(9,341)	(46,861)
Denominator
Basic – Weighted Average Common Shares Outstanding	141,969,666	141,969,666
Dilutive – Weighted Average Common Shares Outstanding	141,969,666	141,969,666
Earnings per Common Share
Basic	(0.07)	(0.33)
Diluted	(0.07)	(0.33)